SECURITIES PURCHASE AGREEMENT

This   SECURITIES   PURCHASE   AGREEMENT   (the   “Agreement”),   dated   as   of

March  27,  2014,  by  and  between  TWENTY  FOUR/SEVEN  VENTURES,  INC.,  a  Colorado

corporation,   with   headquarters   located   at   132   W.   11th   Avenue,   Denver,   CO   80204   (the

“Company”),  and  KBM  WORLDWIDE,  INC.,  a  New  York  corporation,  with  its  address  at  80

Cuttermill Road, Suite 410, Great Neck, NY 11021 (the “Buyer”).

WHEREAS:

A.

The  Company  and  the  Buyer  are  executing  and  delivering  this  Agreement  in reliance  upon  the  exemption  from  securities  registration  afforded  by  the  rules  and  regulations  as promulgated  by  the  United  States  Securities  and  Exchange  Commission  (the  “SEC”)  under  the

Securities Act of 1933, as amended (the “1933 Act”);

B.

Buyer  desires  to  purchase  and  the  Company  desires  to  issue  and  sell,  upon  the terms  and  conditions  set  forth  in  this  Agreement  an  8%  convertible  note  of  the  Company,  in  the form  attached  hereto  as  Exhibit  A,  in  the  aggregate  principal  amount  of  $53,000.00  (together with any note(s) issued in replacement thereof or  as a dividend thereon or  otherwise with respect thereto  in  accordance  with  the  terms  thereof,  the  “Note”),  convertible  into  shares  of  common stock,  $0.001  par  value  per  share,  of  the  Company  (the  “Common  Stock”),  upon  the  terms  and subject to the limitations and conditions set forth in such Note.

C.

The  Buyer  wishes  to  purchase,  upon  the  terms  and  conditions  stated  in  this

Agreement,  such  principal  amount  of  Note  as  is  set  forth  immediately  below  its  name  on  the signature pages hereto; and

NOW  THEREFORE,  the  Company  and  the  Buyer  severally  (and  not  jointly)  hereby agree as follows:

1.

Purchase and Sale of Note.

a.

Purchase  of  Note.    On  the  Closing  Date  (as  defined  below),  the

Company  shall  issue  and  sell  to  the  Buyer  and  the  Buyer  agrees  to  purchase  from  the  Company such  principal  amount  of  Note  as  is  set  forth  immediately  below  the  Buyer’s  name  on  the signature pages hereto.

b.

Form  of  Payment.   On  the  Closing  Date  (as  defined  below),  (i)  the

Buyer  shall  pay  the  purchase  price  for  the  Note  to  be  issued  and  sold  to  it  at  the  Closing  (as defined  below)  (the  “Purchase  Price”)  by  wire  transfer  of  immediately  available  funds  to  the

Company,  in  accordance  with  the  Company’s  written  wiring  instructions,  against  delivery of  the

Note  in  the  principal  amount  equal  to  the  Purchase  Price  as  is  set  forth  immediately  below  the

Buyer’s  name  on  the  signature  pages  hereto,  and  (ii) the  Company  shall  deliver  such  duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c.

Closing Date.   Subject  to  the  satisfaction  (or  written  waiver)  of  the conditions  thereto  set  forth  in  Section  6  and  Section  7  below,  the  date  and  time  of  the  issuance and  sale  of  the  Note  pursuant  to  this  Agreement  (the  “Closing  Date”)  shall  be  12:00  noon,

Eastern Standard Time on or about  April 2, 2014,  or such  other mutually agreed upon  time.   The

closing  of  the  transactions  contemplated  by  this  Agreement  (the  “Closing”)  shall  occur  on  the

Closing Date at such location as may be agreed to by the parties.

2.

Buyer’s   Representations   and   Warranties.     The   Buyer   represents   and

warrants to the Company that:

a.

Investment   Purpose.      As   of   the   date   hereof,   the   Buyer   is

purchasing  the  Note  and  the  shares  of  Common  Stock  issuable  upon  conversion  of  or  otherwise pursuant  to  the  Note  (including,  without  limitation,  such  additional  shares  of  Common  Stock,  if any,  as  are  issuable  (i) on  account  of  interest  on  the  Note,  (ii) as  a  result  of  the  events  described in  Sections  1.3  and  1.4(g)  of  the  Note  or  (iii) in  payment  of  the  Standard  Liquidated  Damages

Amount  (as  defined  in  Section  2(f)  below)  pursuant  to  this  Agreement,  such  shares  of  Common

Stock  being  collectively  referred  to  herein  as  the  “Conversion  Shares”  and,  collectively with  the

Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution  thereof,  except  pursuant  to  sales  registered  or  exempted  from  registration  under  the

1933  Act;  provided,  however,  that  by  making  the  representations  herein,  the  Buyer  does  not agree  to  hold  any of  the  Securities  for  any minimum  or  other  specific  term  and  reserves  the  right to dispose of the Securities at any time in  accordance with or pursuant to a  registration statement or an exemption under the 1933 Act.

b.

Accredited  Investor  Status.   The  Buyer  is  an  “accredited  investor”

as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.

Reliance   on   Exemptions.      The   Buyer   understands   that   the

Securities   are   being  offered   and   sold   to   it   in   reliance   upon   specific   exemptions   from   the

registration requirements  of United  States federal  and state  securities laws  and that the  Company is  relying  upon  the  truth  and  accuracy  of,  and  the  Buyer’s  compliance  with,  the  representations,

warranties,  agreements,  acknowledgments  and  understandings  of  the  Buyer  set  forth  herein  in order  to  determine  the  availability of  such  exemptions  and  the  eligibility of  the  Buyer  to  acquire the Securities.

d.

Information.  The Buyer and its advisors, if any, have been, and for so  long  as  the  Note  remain  outstanding  will  continue  to  be,  furnished  with  all  materials  relating to  the  business,  finances  and  operations  of  the  Company  and  materials  relating  to  the  offer  and

sale  of  the  Securities  which  have  been  requested  by the  Buyer  or  its  advisors.   The  Buyer  and  its

advisors,  if  any,  have  been,  and  for  so  long  as  the  Note  remain  outstanding  will  continue  to  be,

afforded  the  opportunity  to  ask  questions  of  the  Company.   Notwithstanding  the  foregoing,  the

Company  has  not  disclosed  to  the  Buyer  any  material  nonpublic  information  and  will  not disclose  such  information  unless  such  information  is  disclosed  to  the  public  prior  to  or  promptly

following  such  disclosure  to  the  Buyer.    Neither  such  inquiries  nor  any  other  due  diligence

investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect  Buyer’s  right  to  rely  on  the  Company’s  representations  and  warranties  contained  in

Section   3   below.     The   Buyer   understands   that   its   investment   in   the  Securities   involves   a

significant degree of risk. The Buyer  is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e.

Governmental  Review.    The  Buyer  understands  that  no  United

States  federal  or  state  agency or  any other  government  or  governmental  agency has  passed  upon or made any recommendation or endorsement of the Securities.

f.

Transfer  or  Re-sale.   The  Buyer  understands  that  (i)  the  sale  or  re-

sale  of  the  Securities  has  not  been  and  is  not  being  registered  under  the  1933  Act  or  any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are  sold  pursuant  to  an  effective  registration  statement  under  the  1933  Act,  (b) the  Buyer  shall have  delivered  to  the  Company,  at  the  cost  of  the  Buyer,  an  opinion  of  counsel  that  shall  be  in form,  substance  and  scope  customary  for  opinions  of  counsel  in  comparable  transactions  to  the effect  that  the  Securities  to  be  sold  or  transferred  may  be  sold  or  transferred  pursuant  to  an exemption  from  such  registration,  which  opinion  shall  be  accepted  by  the  Company,  (c) the

Securities  are  sold  or  transferred  to  an  “affiliate”  (as  defined  in  Rule  144  promulgated  under  the

1933  Act  (or  a  successor  rule)  (“Rule  144”))  of  the  Buyer  who  agrees  to  sell  or  otherwise transfer  the  Securities  only  in  accordance  with  this  Section  2(f)  and  who  is  an  Accredited

Investor,  (d) the  Securities  are  sold  pursuant  to  Rule  144,  or  (e) the  Securities  are  sold  pursuant to  Regulation  S  under  the  1933  Act  (or  a  successor  rule)  (“Regulation  S”),  and  the  Buyer  shall have  delivered  to  the  Company,  at  the  cost  of  the  Buyer,  an  opinion  of  counsel  that  shall  be  in form,  substance  and  scope  customary  for  opinions  of  counsel  in  corporate  transactions,  which opinion  shall  be  accepted  by  the  Company;  (ii)  any  sale  of  such  Securities  made  in  reliance  on

Rule 144 may be made only in accordance with the terms of said Rule and  further, if said Rule is not  applicable,  any  re-sale  of  such  Securities  under  circumstances  in  which  the  seller  (or  the person  through  whom  the  sale  is  made)  may  be  deemed  to  be  an  underwriter  (as  that  term  is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or  the  rules  and  regulations  of  the  SEC  thereunder;  and  (iii)  neither  the  Company  nor  any  other person  is  under  any  obligation  to  register  such  Securities  under  the  1933  Act  or  any  state securities  laws  or  to  comply with  the  terms  and  conditions  of  any exemption  thereunder  (in  each

case).    Notwithstanding  the  foregoing  or  anything  else  contained  herein  to  the  contrary,  the

Securities  may  be  pledged  as  collateral  in  connection  with  a  bona  fide  margin  account  or  other lending arrangement.

g.

Legends.  The Buyer understands that the Note and, until such time as  the  Conversion  Shares  have  been  registered  under  the  1933  Act  may be  sold  pursuant  to  Rule

144  or  Regulation  S  without  any  restriction  as  to  the  number  of  securities  as  of  a  particular  date that  can  then  be  immediately  sold,  the  Conversion  Shares  may  bear  a  restrictive  legend  in substantially  the  following  form  (and  a  stop-transfer  order  may  be  placed  against  transfer  of  the certificates for such Securities):

“NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES

REPRESENTED      BY      THIS      CERTIFICATE      NOR      THE

SECURITIES     INTO     WHICH     THESE     SECURITIES     ARE

EXERCISABLE    HAVE    BEEN    REGISTERED    UNDER    THE

SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR  APPLICABLE

STATE  SECURITIES  LAWS.   THE  SECURITIES  MAY  NOT  BE

OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR  ASSIGNED

(I)  IN  THE  ABSENCE  OF  (A)  AN  EFFECTIVE  REGISTRATION

STATEMENT      FOR      THE      SECURITIES      UNDER      THE

SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION

OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE  SELECTED  BY

THE   HOLDER),   IN   A   GENERALLY   ACCEPTABLE   FORM,

THAT  REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT

OR  (II)  UNLESS  SOLD  PURSUANT  TO  RULE  144  OR  RULE

144A     UNDER     SAID     ACT.

NOTWITHSTANDING     THE

FOREGOING,    THE    SECURITIES    MAY    BE    PLEDGED    IN

CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR

OTHER   LOAN   OR   FINANCING   ARRANGEMENT   SECURED

BY THE SECURITIES.”

The  legend  set  forth  above  shall  be  removed  and  the  Company  shall  issue  a  certificate without  such  legend  to  the  holder  of  any  Security  upon  which  it  is  stamped,  if,  unless  otherwise required  by  applicable  state  securities  laws,  (a)  such  Security  is  registered  for  sale  under  an effective  registration  statement  filed  under  the  1933  Act  or  otherwise  may  be  sold  pursuant  to

Rule  144  or  Regulation  S  without  any restriction  as  to  the  number  of  securities  as  of  a  particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of  counsel,  in  form,  substance  and  scope  customary  for  opinions  of  counsel  in  comparable transactions,  to  the  effect  that  a  public  sale  or  transfer  of  such  Security  may  be  made  without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale

or  transfer  is  effected.   The  Buyer  agrees  to  sell  all  Securities,  including  those  represented  by  a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery  requirements,  if  any.  In  the  event  that  the  Company  does  not  accept  the  opinion  of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from  registration,  such  as  Rule  144  or  Regulation  S,  at  the  Deadline,  it  will  be  considered  an

Event of Default pursuant to Section 3.2 of the Note.

h.

Authorization;  Enforcement.  This  Agreement  has  been  duly  and

validly  authorized.    This  Agreement  has  been  duly  executed  and  delivered  on  behalf  of  the

Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i.

Residency.    The  Buyer  is  a  resident  of  the  jurisdiction  set  forth immediately below the Buyer’s name on the signature pages hereto.

3.

Representations   and    Warranties   of   the   Company.

The   Company

represents and warrants to the Buyer that:

a.

Organization  and  Qualification.    The  Company  and  each  of  its

Subsidiaries  (as  defined  below),  if  any,  is  a  corporation  duly  organized,  validly  existing  and  in good  standing  under  the  laws  of  the  jurisdiction  in  which  it  is  incorporated,  with  full  power  and authority  (corporate  and  other)  to  own,  lease,  use  and  operate  its  properties  and  to  carry  on  its

business  as  and  where  now  owned,  leased,  used,  operated  and  conducted.    Schedule  3(a)  sets

forth  a  list  of  all  of  the  Subsidiaries  of  the  Company  and  the  jurisdiction  in  which  each  is

incorporated.     The   Company   and   each   of   its   Subsidiaries   is   duly   qualified   as   a   foreign

corporation to do business and is in good standing in every jurisdiction in which its ownership or use  of  property  or  the  nature  of  the  business  conducted  by  it  makes  such  qualification  necessary except  where  the  failure  to  be  so  qualified  or  in  good  standing  would  not  have  a  Material

Adverse  Effect.   “Material  Adverse  Effect”  means  any  material  adverse  effect  on  the  business,

operations,  assets,  financial  condition  or  prospects  of  the  Company  or  its  Subsidiaries,  if  any,

taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments

to  be  entered  into  in  connection  herewith.    “Subsidiaries”  means  any  corporation  or  other

organization,  whether  incorporated  or  unincorporated,  in  which  the  Company  owns,  directly  or indirectly, any equity or other ownership interest.

b.

Authorization;  Enforcement.    (i)  The  Company  has  all  requisite

corporate  power  and  authority  to  enter  into  and  perform  this  Agreement,  the  Note  and  to consummate  the  transactions  contemplated  hereby  and  thereby  and  to  issue  the  Securities,  in accordance  with  the  terms  hereof  and  thereof,  (ii)  the  execution  and  delivery  of  this  Agreement,

the  Note  by  the  Company  and  the  consummation  by  it  of  the  transactions  contemplated  hereby

and   thereby   (including   without   limitation,   the   issuance   of   the   Note   and   the   issuance   and

reservation  for  issuance  of  the  Conversion  Shares  issuable  upon  conversion  or  exercise  thereof)

have  been  duly  authorized  by  the  Company’s  Board  of  Directors  and  no  further  consent  or authorization  of  the  Company,  its  Board  of  Directors,  or  its  shareholders  is  required,  (iii)  this

Agreement   has   been   duly   executed   and   delivered   by   the   Company   by   its   authorized

representative,  and  such  authorized  representative  is  the  true  and  official  representative  with authority  to  sign  this  Agreement  and  the  other  documents  executed  in  connection  herewith  and bind  the  Company  accordingly,  and  (iv)  this  Agreement  constitutes,  and  upon  execution  and delivery by the  Company of  the Note,  each  of  such  instruments  will constitute,  a  legal,  valid  and binding  obligation  of  the  Company  enforceable  against  the  Company  in  accordance  with  its terms.

c.

Capitalization.   As  of  the  date  hereof,  the  authorized  capital  stock

of  the  Company  consists  of:  (i)    100,000,000  shares  of  Common  Stock,  $0.001  par  value  per share,  of  which  10,000,000  shares  are  issued  and  outstanding;  and  (ii)  there  are  no  authorized shares  of  Preferred  Stock;  no  shares  are  reserved  for  issuance  pursuant  to  the  Company’s  stock option  plans,  no  shares  are  reserved  for  issuance  pursuant  to  securities  (other  than  the  Note)

exercisable  for,  or  convertible  into  or  exchangeable  for  shares  of  Common  Stock  and  810,000

shares  are  reserved  for  issuance  upon  conversion  of  the  Note.   All  of  such  outstanding  shares  of

capital  stock  are,  or  upon  issuance  will  be,  duly  authorized,  validly  issued,  fully  paid  and  non-

assessable.   No  shares  of  capital  stock  of  the  Company  are  subject  to  preemptive  rights  or  any other  similar  rights  of  the  shareholders  of  the  Company  or  any  liens  or  encumbrances  imposed

through  the  actions  or  failure  to  act  of  the  Company.   As  of  the  effective  date  of  this  Agreement,

(i)  there  are  no  outstanding  options,  warrants,  scrip,  rights  to  subscribe  for,  puts,  calls,  rights  of first  refusal,  agreements,  understandings,  claims  or  other  commitments  or  rights  of  any character whatsoever  relating  to,  or  securities  or  rights  convertible  into  or  exchangeable  for  any  shares  of capital  stock  of  the  Company or  any of  its  Subsidiaries,  or  arrangements  by  which  the  Company or  any  of  its  Subsidiaries  is  or  may  become  bound  to  issue  additional  shares  of  capital  stock  of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the  Company  or  any  of  its  Subsidiaries  is  obligated  to  register  the  sale  of  any  of  its  or  their securities  under  the  1933  Act  and  (iii)  there  are  no  anti-dilution  or  price  adjustment  provisions contained  in  any  security  issued  by  the  Company  (or  in  any  agreement  providing  rights  to security  holders)  that  will  be  triggered  by  the  issuance  of  the  Note  or  the  Conversion  Shares.

The Company has furnished to the Buyer true and correct copies of the Company’s  Certificate of

Incorporation  as  in  effect  on  the  date  hereof  (“Certificate of  Incorporation”),  the  Company’s  By-

laws,  as  in  effect  on  the  date  hereof  (the  “By-laws”),  and  the  terms  of  all  securities  convertible into  or  exercisable  for  Common  Stock  of  the  Company  and  the  material  rights  of  the  holders

thereof  in  respect  thereto.   The  Company  shall  provide  the  Buyer  with  a  written  update  of  this representation  signed  by  the  Company’s  Chief  Executive  on  behalf  of  the  Company  as  of  the

Closing Date.

d.

Issuance  of  Shares.    The  Conversion  Shares  are  duly  authorized

and  reserved  for  issuance  and,  upon  conversion  of  the  Note  in  accordance  with  its  respective terms,  will  be  validly issued,  fully paid  and  non-assessable,  and  free  from  all  taxes,  liens,  claims and  encumbrances  with  respect  to  the  issue  thereof  and  shall  not  be  subject  to  preemptive  rights or  other  similar  rights  of  shareholders  of  the  Company  and  will  not  impose  personal  liability upon the holder thereof.

e.

Acknowledgment   of   Dilution.     The   Company   understands   and

acknowledges  the  potentially  dilutive  effect  to  the  Common  Stock  upon  the  issuance  of  the

Conversion  Shares  upon  conversion  of  the  Note.   The  Company  further  acknowledges  that  its

obligation  to  issue  Conversion  Shares  upon  conversion  of  the  Note  in  accordance  with  this

Agreement,  the  Note  is  absolute  and  unconditional  regardless  of  the  dilutive  effect  that  such issuance may have on the ownership interests of other shareholders of the Company.

f.

No  Conflicts.    The  execution,  delivery  and  performance  of  this

Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated  hereby  and  thereby  (including,  without  limitation,  the  issuance  and  reservation  for issuance  of  the  Conversion  Shares)  will  not  (i)  conflict  with  or  result  in  a  violation  of  any provision  of  the  Certificate  of  Incorporation  or  By-laws,  or  (ii)  violate  or  conflict  with,  or  result in  a  breach  of  any provision  of,  or  constitute  a  default  (or  an  event  which  with  notice  or  lapse  of

time   or   both   could   become   a   default)   under,   or   give   to   others   any  rights   of   termination,

amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture,  patent,  patent  license  or

instrument  to  which  the  Company  or  any  of  its  Subsidiaries  is  a  party,  or  (iii)    result  in  a

violation  of  any  law,  rule,  regulation,  order,  judgment  or  decree  (including  federal  and  state securities  laws  and  regulations  and  regulations  of  any  self-regulatory  organizations  to  which  the

Company or its securities are  subject) applicable  to the Company or  any of its Subsidiaries or  by

which  any  property  or  asset  of  the  Company  or  any  of  its  Subsidiaries  is  bound  or  affected

(except  for  such  conflicts,  defaults,  terminations,  amendments,  accelerations,  cancellations  and violations  as  would  not,  individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect).

Neither the Company nor any of its Subsidiaries is in violation of its Certificate of  Incorporation,

By-laws  or  other  organizational  documents  and  neither  the  Company  nor  any  of  its  Subsidiaries is  in  default  (and  no  event  has  occurred  which  with  notice  or  lapse  of  time  or  both  could  put  the

Company  or  any  of  its  Subsidiaries  in  default)  under,  and  neither  the  Company  nor  any  of  its

Subsidiaries has taken  any action or  failed to take  any action that would  give to others  any rights

of   termination,   amendment,   acceleration   or   cancellation   of,   any   agreement,   indenture   or

instrument  to  which  the  Company  or  any  of  its  Subsidiaries  is  a  party  or  by  which  any  property or  assets  of  the  Company  or  any  of  its  Subsidiaries  is  bound  or  affected,  except  for  possible defaults  as  would  not,  individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect.  The businesses of the  Company and its Subsidiaries, if  any, are not being conducted, and  shall not be conducted  so  long  as  the  Buyer  owns  any of  the  Securities,  in  violation  of  any law,  ordinance  or

regulation  of  any  governmental  entity.   Except  as  specifically  contemplated  by  this  Agreement and  as  required  under  the  1933  Act  and  any  applicable  state  securities  laws,  the  Company is  not required  to  obtain  any consent,  authorization  or  order  of,  or  make  any filing  or  registration  with,

any  court,  governmental  agency,  regulatory  agency,  self  regulatory organization  or  stock  market or  any  third  party  in  order  for  it  to  execute,  deliver  or  perform  any  of  its  obligations  under  this

Agreement,  the  Note  in  accordance  with  the  terms  hereof  or  thereof  or  to  issue  and  sell  the Note in  accordance  with  the  terms  hereof  and  to  issue  the  Conversion  Shares  upon  conversion  of  the

Note.    All  consents,  authorizations,  orders,  filings  and  registrations  which  the  Company  is required  to  obtain  pursuant  to  the  preceding  sentence  have  been  obtained  or  effected  on  or  prior

to  the  date  hereof.   If  the  Company  is  listed  on  the  OTCBB,  the  Company  is  not  in  violation  of the  listing  requirements  of  the  Over-the-Counter  Bulletin  Board  (the  “OTCBB”)  and  does  not reasonably  anticipate  that  the  Common  Stock  will  be  delisted  by  the  OTCBB  in  the  foreseeable

future.    The  Company  and  its  Subsidiaries  are  unaware  of  any  facts  or  circumstances  which might give rise to any of the foregoing.

g.

SEC  Documents;  Financial  Statements.   The  Company  has  timely

filed  all  reports,  schedules,  forms,  statements  and other  documents  required  to  be  filed  by it  with the  SEC  pursuant  to  the  reporting  requirements  of  the  Securities  Exchange  Act  of  1934,  as

amended  (the  “1934  Act”)  (all  of  the  foregoing  filed  prior  to  the  date  hereof  and  all  exhibits included  therein  and  financial  statements  and  schedules  thereto  and  documents  (other  than exhibits  to  such  documents)  incorporated  by  reference  therein,  being  hereinafter  referred  to

herein  as  the  “SEC  Documents”).   Upon  written  request  the  Company  will  deliver  to  the  Buyer true  and  complete  copies  of  the  SEC  Documents,  except  for  such  exhibits  and  incorporated

documents.   As  of  their  respective  dates,  the  SEC  Documents  complied  in  all  material  respects with  the  requirements  of  the  1934  Act  and  the  rules  and  regulations  of  the  SEC  promulgated thereunder  applicable  to  the  SEC  Documents,  and  none  of  the  SEC  Documents,  at  the  time  they were  filed  with  the  SEC,  contained  any  untrue  statement  of  a  material  fact  or  omitted  to  state  a material fact required to be stated therein or necessary in order to make the statements therein, in

light  of  the  circumstances  under  which  they were  made,  not  misleading.   None  of  the  statements

made  in  any  such  SEC  Documents  is,  or  has  been,  required  to  be  amended  or  updated  under applicable  law  (except  for  such  statements  as  have  been  amended  or  updated  in  subsequent

filings  prior  the  date  hereof).    As  of  their  respective  dates,  the  financial  statements  of  the

Company  included  in  the  SEC  Documents  complied  as  to  form  in  all  material  respects  with applicable  accounting  requirements  and  the  published  rules  and  regulations  of  the  SEC  with

respect  thereto.   Such  financial  statements  have  been  prepared  in  accordance  with  United  States

generally  accepted  accounting  principles,  consistently  applied,  during  the  periods  involved   and

fairly  present  in  all  material  respects  the  consolidated  financial  position  of  the  Company  and  its consolidated  Subsidiaries  as  of  the  dates  thereof  and  the  consolidated  results  of  their  operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal

year-end  audit  adjustments).    Except  as  set  forth  in  the  financial  statements  of  the  Company included  in  the  SEC  Documents,  the  Company  has  no  liabilities,  contingent  or  otherwise,  other than  (i)  liabilities  incurred  in  the  ordinary course  of  business  subsequent  to  September  30,  2013,

and (ii) obligations under  contracts and  commitments incurred  in the  ordinary course of  business and  not  required  under  generally  accepted  accounting  principles  to  be  reflected  in  such  financial statements,  which,  individually  or  in  the  aggregate,  are  not  material  to  the  financial  condition  or operating  results  of  the  Company.  The  Company  is  subject  to  the  reporting  requirements  of  the

1934 Act.

h.

Absence  of  Certain  Changes.   Since  September  30,  2013,  there  has

been  no  material  adverse  change  and  no  material  adverse  development  in  the  assets,  liabilities,

business,  properties,  operations,  financial  condition,  results  of  operations,  prospects  or  1934  Act reporting status of the Company or any of its Subsidiaries.

i.

Absence  of  Litigation.   There  is  no  action,  suit,  claim,  proceeding,

inquiry or investigation before or by any court, public board, government agency, self-regulatory organization  or  body  pending  or,  to  the  knowledge  of  the  Company  or  any  of  its  Subsidiaries,

threatened  against  or  affecting  the  Company  or  any  of  its  Subsidiaries,  or  their  officers  or

directors  in  their  capacity  as  such,  that  could  have  a  Material  Adverse  Effect.    Schedule  3(i)

contains  a  complete  list  and  summary  description  of  any  pending  or,  to  the  knowledge  of  the

Company,  threatened  proceeding  against  or  affecting  the  Company  or  any  of  its  Subsidiaries,

without  regard  to  whether  it  would  have  a  Material  Adverse  Effect.    The  Company  and  its

Subsidiaries  are  unaware  of  any  facts  or  circumstances  which  might  give  rise  to  any  of  the foregoing.

j.

Patents,    Copyrights,    etc.

The    Company    and    each    of    its

Subsidiaries   owns   or   possesses   the   requisite   licenses   or   rights   to   use   all   patents,   patent

applications,    patent    rights,    inventions,    know-how,    trade    secrets,    trademarks,    trademark

applications,  service  marks,  service  names,  trade  names  and  copyrights  (“Intellectual  Property”)

necessary to  enable  it  to  conduct  its  business  as  now  operated  (and,  as  presently contemplated  to be  operated  in  the  future);  there  is  no  claim  or  action  by  any person  pertaining  to,  or  proceeding pending,  or to  the Company’s knowledge threatened, which  challenges the right of  the Company or  of  a  Subsidiary  with  respect  to  any  Intellectual  Property  necessary  to  enable  it  to  conduct  its business  as  now  operated  (and,  as  presently  contemplated  to  be  operated  in  the  future);  to  the best  of  the  Company’s  knowledge,  the  Company’s  or  its  Subsidiaries’  current  and  intended products,  services  and  processes  do  not  infringe  on  any  Intellectual  Property or  other  rights  held by any person;  and  the  Company is  unaware  of  any facts  or  circumstances  which  might  give  rise

to  any  of  the  foregoing.    The  Company  and  each  of  its  Subsidiaries  have  taken  reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k.

No  Materially  Adverse  Contracts,  Etc.   Neither  the  Company  nor

any  of  its  Subsidiaries  is  subject  to  any  charter,  corporate  or  other  legal  restriction,  or  any judgment,  decree,  order,  rule  or  regulation  which  in  the  judgment  of  the  Company’s  officers  has

or  is  expected  in  the  future  to  have  a  Material  Adverse  Effect.   Neither  the  Company nor  any  of

its  Subsidiaries  is  a  party  to  any contract  or  agreement  which  in  the  judgment  of  the  Company’s officers has or is expected to have a Material Adverse Effect.

l.

Tax Status.  The Company and each of its Subsidiaries has made or filed  all  federal,  state  and  foreign  income  and  all  other  tax  returns,  reports  and  declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and  each  of  its  Subsidiaries  has  set  aside  on  its  books  provisions  reasonably  adequate  for  the payment  of  all  unpaid  and  unreported  taxes)  and  has  paid  all  taxes  and  other  governmental assessments  and  charges  that  are  material  in  amount,  shown  or  determined  to  be  due  on  such returns,  reports  and  declarations,  except  those  being  contested  in  good  faith  and  has  set  aside  on its  books  provisions  reasonably  adequate  for  the  payment  of  all  taxes  for  periods  subsequent  to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material  amount  claimed  to  be  due  by the  taxing authority of  any jurisdiction,  and  the  officers  of

the  Company  know  of  no  basis  for  any  such  claim.   The  Company  has  not  executed  a  waiver

with  respect  to  the  statute  of  limitations  relating  to  the  assessment  or  collection  of  any  foreign,

federal,  state  or  local  tax.   None  of  the  Company’s  tax  returns  is  presently  being  audited  by  any taxing authority.

m.

Certain   Transactions.      Except   for   arm’s   length   transactions

pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of  business  upon  terms  no  less  favorable  than  the  Company  or  any  of  its  Subsidiaries  could obtain  from  third  parties  and  other  than  the  grant  of  stock  options  disclosed  on  Schedule  3(c),

none  of  the   officers,  directors,  or  employees  of  the  Company  is  presently  a  party  to  any transaction  with  the  Company  or  any  of  its  Subsidiaries  (other  than  for  services  as  employees,

officers  and  directors),  including  any contract,  agreement  or  other  arrangement  providing  for  the furnishing  of  services  to  or  by,  providing  for  rental  of  real  or  personal  property  to  or  from,  or otherwise  requiring  payments  to  or  from  any  officer,  director  or  such  employee  or,  to  the knowledge  of  the  Company,  any  corporation,  partnership,  trust  or  other  entity  in  which  any officer,  director,  or  any such  employee  has  a  substantial  interest  or  is  an  officer,  director,  trustee or partner.

n.

Disclosure.  All information relating to or concerning the Company or  any  of  its  Subsidiaries  set  forth  in  this  Agreement  and  provided  to  the  Buyer  pursuant  to

Section  2(d)  hereof  and  otherwise  in  connection  with  the  transactions  contemplated  hereby  is true  and  correct  in  all  material  respects  and  the  Company  has  not  omitted  to  state  any  material

fact   necessary   in   order   to   make   the   statements   made   herein   or   therein,   in   light   of   the

circumstances  under  which  they  were  made,  not  misleading.    No  event  or  circumstance  has

occurred  or  exists  with  respect  to  the  Company or  any of  its  Subsidiaries  or  its  or  their  business,

properties,  prospects,  operations  or  financial  conditions,  which,  under  applicable  law,  rule  or regulation,  requires  public  disclosure  or  announcement  by  the  Company  but  which  has  not  been so  publicly  announced  or  disclosed  (assuming  for  this  purpose  that  the  Company’s  reports  filed under  the  1934  Act  are  being  incorporated  into  an  effective  registration  statement  filed  by  the

Company under the 1933 Act).

o.

Acknowledgment  Regarding  Buyer’  Purchase  of  Securities.    The

Company acknowledges and agrees that the Buyer is  acting solely in the capacity of arm’s length

purchasers  with  respect  to  this  Agreement  and  the  transactions  contemplated  hereby.    The

Company further  acknowledges  that  the Buyer  is  not  acting as  a  financial  advisor  or  fiduciary of the  Company  (or  in  any  similar  capacity)  with  respect  to  this  Agreement  and  the  transactions

contemplated   hereby   and   any   statement   made   by   the   Buyer   or   any   of   its   respective

representatives  or  agents  in  connection  with  this  Agreement  and  the  transactions  contemplated hereby is  not  advice  or  a  recommendation  and  is  merely incidental  to  the Buyer’  purchase  of  the

Securities.   The  Company  further  represents  to  the  Buyer  that  the  Company’s  decision  to  enter into this Agreement has  been based solely on the  independent evaluation of the Company and its representatives.

p.

No  Integrated  Offering.     Neither  the  Company,  nor  any  of  its

affiliates,  nor  any  person  acting  on  its  or  their  behalf,  has  directly  or  indirectly  made  any  offers or sales in any security or solicited any offers to buy any security under circumstances that would

require  registration  under  the  1933  Act  of  the  issuance  of  the  Securities  to  the  Buyer.    The

issuance  of  the  Securities  to  the  Buyer  will  not  be  integrated  with  any  other  issuance  of  the

Company’s   securities   (past,   current   or   future)   for   purposes   of   any   shareholder   approval

provisions applicable to the Company or its securities.

q.

No  Brokers.   The  Company  has  taken  no  action  which  would  give

rise  to  any claim  by any person  for  brokerage  commissions,  transaction  fees  or  similar  payments relating to this Agreement or the transactions contemplated hereby.

r.

Permits; Compliance.  The Company and each of its Subsidiaries is in  possession  of  all  franchises,  grants,  authorizations,  licenses,  permits,  easements,  variances,

exemptions,  consents,  certificates,  approvals  and  orders  necessary  to  own,  lease  and  operate  its properties  and  to  carry  on  its  business  as  it  is  now  being  conducted  (collectively,  the  “Company

Permits”),  and  there  is  no  action  pending  or,  to  the  knowledge  of  the  Company,  threatened

regarding  suspension  or  cancellation  of  any  of  the  Company  Permits.   Neither  the  Company nor

any  of  its  Subsidiaries  is  in  conflict  with,  or  in  default  or  violation  of,  any  of  the  Company

Permits,  except  for  any  such  conflicts,  defaults  or  violations  which,  individually  or  in  the

aggregate,   would   not   reasonably   be   expected   to   have   a   Material   Adverse   Effect.     Since

September   30,   2013,   neither   the   Company   nor   any   of   its   Subsidiaries   has   received   any

notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

s.

Environmental Matters.

(i)

There  are,  to  the  Company’s  knowledge,  with  respect  to the  Company  or  any  of  its  Subsidiaries  or  any  predecessor  of  the  Company,  no  past  or  present

violations   of   Environmental   Laws   (as   defined   below),   releases   of   any   material   into   the

environment,   actions,   activities,   circumstances,   conditions,   events,   incidents,   or   contractual

obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and  Liability Act of 1980 or similar federal,  state,  local  or  foreign  laws  and  neither  the  Company  nor  any  of  its  Subsidiaries  has received  any  notice  with  respect  to  any  of  the  foregoing,  nor  is  any  action  pending  or,  to  the

Company’s   knowledge,   threatened   in   connection   with   any   of   the   foregoing.      The   term

“Environmental  Laws”  means  all  federal,  state,  local  or  foreign  laws  relating  to  pollution  or

protection  of  human  health  or  the   environment   (including,   without  limitation,  ambient  air,

surface water, groundwater, land surface or subsurface strata), including, without limitation, laws

relating   to   emissions,   discharges,   releases   or   threatened   releases   of   chemicals,   pollutants

contaminants,  or  toxic  or  hazardous  substances  or  wastes  (collectively,  “Hazardous  Materials”)

into  the  environment,  or  otherwise  relating  to  the  manufacture,  processing,  distribution,  use,

treatment,   storage,   disposal,   transport   or   handling   of   Hazardous   Materials,   as   well   as   all

authorizations,  codes,  decrees,  demands  or  demand  letters,  injunctions,  judgments,  licenses,

notices  or  notice  letters,  orders,  permits,  plans  or  regulations  issued,  entered,  promulgated  or approved thereunder.

(ii)

Other  than  those  that  are  or  were  stored,  used  or  disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property  currently  owned,  leased  or  used  by  the  Company  or  any  of  its  Subsidiaries,  and  no

Hazardous  Materials  were  released  on  or  about  any  real  property  previously  owned,  leased  or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)

There  are  no  underground  storage  tanks  on  or  under  any real  property  owned,  leased  or  used  by  the  Company  or  any  of  its  Subsidiaries  that  are  not  in compliance with applicable law.

t.

Title  to  Property.    The  Company  and  its  Subsidiaries  have  good

and  marketable  title  in  fee  simple  to  all  real  property  and  good  and  marketable  title  to  all personal  property  owned  by  them  which  is  material  to  the  business  of  the  Company  and  its

Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are

described  in  Schedule  3(t)  or  such  as  would  not  have  a  Material  Adverse  Effect.    Any  real

property  and  facilities  held  under  lease  by  the  Company  and  its  Subsidiaries  are  held  by  them under valid, subsisting and enforceable leases with such exceptions as would not have a Material

Adverse Effect.

u.

Insurance.   The  Company  and  each  of  its  Subsidiaries  are  insured by  insurers  of  recognized  financial  responsibility  against  such  losses  and  risks  and  in  such amounts as management  of the Company believes  to be  prudent  and  customary in the  businesses

in  which  the  Company  and  its  Subsidiaries  are  engaged.    Neither  the  Company  nor  any  such

Subsidiary  has  any  reason  to  believe  that  it  will  not  be  able  to  renew  its  existing  insurance coverage  as  and  when  such  coverage  expires  or  to  obtain  similar  coverage  from  similar  insurers as  may  be  necessary  to  continue  its  business  at  a  cost  that  would  not  have  a  Material  Adverse

Effect.   Upon  written  request  the  Company  will  provide  to  the  Buyer  true  and  correct  copies  of all  policies  relating  to  directors’  and  officers’  liability  coverage,  errors  and  omissions  coverage,

and commercial general liability coverage.

v.

Internal   Accounting   Controls.     The   Company   and   each   of   its

Subsidiaries  maintain  a  system  of  internal  accounting  controls  sufficient,  in  the  judgment  of  the

Company’s  board  of  directors,  to  provide  reasonable  assurance  that  (i)  transactions  are  executed

in   accordance   with   management’s   general   or   specific   authorizations,   (ii)   transactions   are

recorded  as  necessary  to  permit  preparation  of  financial  statements  in  conformity  with  generally accepted  accounting  principles  and  to  maintain  asset  accountability,  (iii)  access  to  assets  is permitted  only  in  accordance  with  management’s  general  or  specific  authorization  and  (iv)  the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

w.

Foreign  Corrupt  Practices.    Neither  the  Company,  nor  any  of  its

Subsidiaries,  nor  any  director,  officer,  agent,  employee  or  other  person  acting  on  behalf  of  the

Company  or  any  Subsidiary  has,  in  the  course  of  his  actions  for,  or  on  behalf  of,  the  Company,

used  any  corporate  funds  for  any  unlawful  contribution,  gift,  entertainment  or  other  unlawful expenses  relating  to  political  activity;  made  any  direct  or  indirect  unlawful  payment  to  any foreign  or  domestic  government  official  or  employee  from  corporate  funds;  violated  or  is  in violation  of  any  provision  of  the  U.S.  Foreign  Corrupt  Practices  Act  of  1977,  as  amended,  or made  any  bribe,  rebate,  payoff,  influence  payment,  kickback  or  other  unlawful  payment  to  any foreign or domestic government official or employee.

x.

Solvency.    The  Company  (after  giving  effect  to  the  transactions contemplated  by  this  Agreement)  is  solvent  (i.e.,  its  assets  have  a  fair  market  value  in  excess  of the  amount  required  to  pay  its  probable  liabilities  on  its  existing  debts  as  they  become  absolute and  matured)  and  currently  the  Company  has  no  information  that  would  lead  it  to  reasonably conclude  that  the  Company would  not,  after  giving effect  to  the  transaction  contemplated  by this

Agreement,  have  the  ability to,  nor  does  it  intend  to  take  any  action  that  would  impair  its  ability

to,  pay  its  debts  from  time  to  time  incurred  in  connection  therewith  as  such  debts  mature.   The

Company  did  not  receive  a  qualified  opinion  from  its  auditors  with  respect  to  its  most  recent fiscal  year  end  and,  after  giving  effect  to  the  transactions  contemplated  by  this  Agreement,  does not  anticipate  or  know  of  any  basis  upon  which  its  auditors  might  issue  a  qualified  opinion  in respect of its current fiscal year.

y.

No  Investment  Company.    The  Company  is  not,  and  upon  the

issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company”  required  to  be  registered  under  the  Investment  Company Act  of  1940  (an  “Investment

Company”).  The Company is not controlled by an Investment Company.

z.

Breach  of  Representations  and  Warranties  by the  Company.   If  the

Company  breaches  any  of  the  representations  or  warranties  set  forth  in  this  Section  3,  and  in addition  to  any  other  remedies  available  to  the  Buyer  pursuant  to  this  Agreement,  it  will  be considered an Event of default under Section 3.4 of the Note.

4.

COVENANTS.

a.

Best  Efforts.    The  parties  shall  use  their  best  efforts  to  satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b.

Form  D;  Blue  Sky  Laws.   The  Company  agrees  to  file  a  Form  D

with respect to the Securities as required under Regulation D and to provide a copy thereof to the

Buyer  promptly  after  such  filing.   The  Company  shall,  on  or  before  the  Closing  Date,  take  such action  as  the  Company  shall  reasonably  determine  is  necessary  to  qualify  the  Securities  for  sale to  the  Buyer  at  the  applicable  closing  pursuant  to  this  Agreement  under  applicable  securities  or

“blue  sky”  laws  of  the   states  of  the  United   States  (or  to  obtain   an   exemption  from  such

qualification),  and  shall  provide  evidence  of  any such  action  so  taken  to the  Buyer  on  or  prior  to the Closing Date.

c.

Use  of  Proceeds.   The  Company shall  use  the  proceeds  for  general

working capital purposes.

d.

Right  of  First  Refusal.   Unless  it  shall  have  first  delivered  to  the

Buyer,  at  least  seventy  two  (72)  hours  prior  to  the  closing  of  such  Future  Offering  (as  defined herein),  written  notice  describing  the  proposed  Future  Offering  (“ROFR  Notice”),  including  the

terms   and   conditions   thereof,   identity   of   the   proposed   purchaser   and   proposed   definitive

documentation  to  be  entered  into  in  connection  therewith,  and  providing  the  Buyer  an  option during  the  seventy  two  (72)  hour  period  following  delivery  of  such  notice  to  purchase  the securities being offered in the Future Offering on the same terms as contemplated by such Future

Offering  (the  limitations  referred  to  in  this  sentence  and  the  preceding  sentence  are  collectively referred  to  as  the  “Right  of  First  Refusal”)  (and  subject  to  the  exceptions  described  below),  the

Company will not conduct any equity (or debt with an equity component) financing in an amount less  than  $100,000  (“Future  Offering(s)”)  during  the  period  beginning  on  the  Closing  Date  and ending six (6) months following the Closing Date.  Notwithstanding anything contained herein to the  contrary,  the  Company  shall  not  consummate  any  Future  Offering  with  an  investor,  or  an affiliate  of  such  investor  (collectively  “Prospective  Investor”),  identified  on  an  ROFR  Notice whereby  the  Buyer  exercised  its  Right  of  First  Refusal  for  a  period  of  forty  (45)  days  following such  exercise;  and  any  subsequent  offer  by  a  Prospective  Investor  is  subject  to  this  Section  4(d)

and  the  Right  of  First  Refusal.  In  the  event  the  terms  and  conditions  of  a  proposed  Future

Offering  are  amended  in  any  respect  after  delivery  of  the  notice  to  the  Buyer  concerning  the proposed  Future  Offering,  the  Company  shall  deliver  a  new  notice  to  the  Buyer  describing  the amended  terms  and  conditions  of  the  proposed  Future  Offering  and  the  Buyer  thereafter  shall have  an  option  during the  seventy two  (72)  hour  period  following delivery of  such  new  notice  to purchase  its  pro  rata  share  of  the  securities  being  offered  on  the  same  terms  as  contemplated  by

such  proposed  Future  Offering,  as  amended.   The  foregoing  sentence  shall  apply  to  successive

amendments  to  the  terms  and  conditions  of  any  proposed  Future  Offering.   The  Right  of  First

Refusal   shall   not   apply   to   any   transaction   involving   (i)   issuances   of   securities   in   a   firm

commitment  underwritten  public  offering  (excluding  a  continuous  offering  pursuant  to  Rule  415 under  the  1933  Act)  or  (ii)  issuances  of  securities  as  consideration  for  a  merger,  consolidation  or purchase  of  assets,  or  in  connection  with  any  strategic  partnership  or  joint  venture  (the  primary

purpose   of   which   is   not   to   raise   equity  capital),   or   in   connection   with   the   disposition   or

acquisition  of  a  business,  product  or  license  by  the  Company.   The  Right  of  First  Refusal  also

shall  not  apply  to  the  issuance  of  securities  upon  exercise  or  conversion  of  the  Company’s options,  warrants  or  other  convertible  securities  outstanding  as  of  the  date  hereof  or  to  the  grant of  additional  options  or  warrants,  or  the  issuance  of  additional  securities,  under  any  Company stock option or restricted stock plan approved by the shareholders of the Company.

e.

Expenses.   At  the  Closing,  the  Company shall  reimburse Buyer  for expenses  incurred  by  them  in  connection  with  the  negotiation,  preparation,  execution,  delivery and  performance  of  this  Agreement  and  the  other  agreements  to  be  executed  in  connection herewith  (“Documents”),  including,  without  limitation,  reasonable  attorneys’  and  consultants’

fees  and  expenses,  transfer  agent  fees,  fees  for  stock  quotation  services,  fees  relating  to  any amendments  or  modifications  of  the  Documents  or  any  consents  or  waivers  of  provisions  in  the

Documents,   fees   for   the   preparation   of   opinions   of   counsel,   escrow   fees,   and   costs   of

restructuring  the  transactions  contemplated  by  the  Documents.    When  possible,  the  Company

must   pay   these   fees   directly,   otherwise   the   Company   must   make   immediate   payment   for

reimbursement  to  the  Buyer  for  all  fees  and  expenses  immediately  upon  written  notice  by  the

Buyer  or  the  submission  of  an  invoice  by  the  Buyer.  The  Company’s  obligation  with  respect  to this transaction is to reimburse Buyer’ expenses shall be $3,000.

f.

Financial  Information.   Upon  written  request  the  Company  agrees

to send or make available the following reports to the Buyer  until the Buyer  transfers,  assigns, or sells  all  of  the  Securities:  (i) within  ten  (10)  days  after  the  filing  with  the  SEC,  a  copy  of  its

Annual  Report  on  Form  10-K  its  Quarterly  Reports  on  Form  10-Q  and  any  Current  Reports  on

Form  8-K;   (ii) within  one  (1)  day  after  release,   copies  of  all  press  releases  issued  by  the

Company  or  any  of  its  Subsidiaries;  and  (iii) contemporaneously  with  the  making  available  or giving  to  the  shareholders  of  the  Company,  copies  of  any  notices  or  other  information  the

Company makes available or gives to such shareholders.

g.

[INTENTIONALLY DELETED]

h.

Listing.    The  Company  shall  promptly  secure  the  listing  of  the

Conversion Shares upon each national securities exchange or automated quotation system, if any,

upon  which  shares  of  Common  Stock  are  then  listed  (subject  to  official  notice  of  issuance)  and,

so  long  as  the  Buyer  owns  any  of  the  Securities,  shall  maintain,  so  long  as  any  other  shares  of

Common  Stock  shall  be  so  listed,  such  listing  of  all  Conversion  Shares  from  time  to  time

issuable upon  conversion  of the  Note.   The Company will obtain  and, so  long as the  Buyer  owns any  of  the  Securities,  maintain  the  listing  and  trading  of  its  Common  Stock  on  the  OTCBB  or any equivalent replacement exchange or electronic quotation system (including but not limited to the  Pink  Sheets  electronic  quotation  system)  and  will  comply in  all  respects  with  the  Company’s

reporting,  filing  and  other  obligations  under  the  bylaws  or  rules  of   the  Financial   Industry

Regulatory  Authority  (“FINRA”)   and   such   exchanges,   as   applicable.     The   Company  shall

promptly  provide  to  the  Buyer  copies  of  any  notices  it  receives  from  the  OTCBB  and  any  other exchanges  or  electronic  quotation  systems  on  which  the  Common  Stock  is  then  traded  regarding the  continued  eligibility  of  the  Common  Stock  for  listing  on  such  exchanges  and  quotation systems.

i.

Corporate  Existence.   So  long  as  the  Buyer  beneficially  owns  any

Note, the Company shall  maintain its corporate existence and shall not sell all or substantially all of  the  Company’s  assets,  except  in  the  event  of  a  merger  or  consolidation  or  sale  of  all  or substantially  all  of  the  Company’s  assets,  where  the  surviving  or  successor  entity  in  such transaction  (i)  assumes  the  Company’s  obligations  hereunder  and  under  the  agreements  and instruments  entered  into  in  connection  herewith  and  (ii)  is  a  publicly  traded  corporation  whose

Common  Stock  is  listed  for  trading  on  the  Pink  Sheets,  OTCQX,  OTCBB,  Nasdaq,  Nasdaq

SmallCap, NYSE or AMEX.

j.

No  Integration.   The  Company  shall  not  make  any  offers  or  sales

of  any security (other  than  the  Securities)  under  circumstances  that  would  require  registration  of the  Securities  being  offered  or  sold  hereunder  under  the  1933  Act  or  cause  the  offering  of  the

Securities  to  be  integrated  with  any  other  offering  of  securities  by  the  Company  for  the  purpose of any stockholder approval provision applicable to the Company or its securities.

k.

Breach   of   Covenants.     If   the   Company   breaches   any   of   the

covenants set forth in this Section 4, and in addition to any other remedies  available to the Buyer pursuant  to  this  Agreement,  it  will  be  considered  an  event  of  default  under  Section  3.4  of  the

Note.

l.

Failure  to  Comply  with  the  1934  Act.    So  long  as  the  Buyer

beneficially  owns  the  Note,  the  Company  shall  comply  with  the  reporting  requirements  of  the

1934  Act;  and  the  Company  shall  continue  to  be  subject  to  the  reporting  requirements  of  the

1934 Act.

m.

Trading Activities.   Neither  the Buyer  nor  its  affiliates  has  an  open

short position in the common stock of the Company and the Buyer agree that it shall not, and that it will cause its  affiliates  not to, engage  in any short sales of  or hedging transactions with respect to the common stock of the Company.

5.

Transfer   Agent   Instructions.      The   Company   shall   issue   irrevocable

instructions  to  its  transfer  agent  to  issue  certificates,  registered  in  the  name  of  the  Buyer  or  its nominee, for the Conversion Shares in such amounts as specified from time to time by the Buyer

to   the   Company   upon   conversion   of   the   Note   in   accordance   with   the   terms   thereof   (the

“Irrevocable  Transfer  Agent  Instructions”).   In  the  event  that  the  Borrower  proposes  to  replace its  transfer  agent,  the  Borrower  shall  provide,  prior  to  the  effective  date  of  such  replacement,  a fully executed  Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the  Purchase  Agreement  (including  but  not  limited  to  the  provision  to  irrevocably reserve  shares of  Common  Stock  in  the  Reserved  Amount)  signed  by  the  successor  transfer  agent  to  Borrower and  the  Borrower.  Prior  to  registration  of  the  Conversion  Shares  under  the  1933  Act  or  the  date on  which  the  Conversion  Shares  may  be  sold  pursuant  to  Rule  144  without  any  restriction  as  to the  number  of  Securities  as  of  a  particular  date  that  can  then  be  immediately  sold,  all  such

certificates  shall  bear  the  restrictive  legend  specified  in  Section  2(g)  of  this  Agreement.   The

Company  warrants  that:  (i)  no  instruction  other  than  the  Irrevocable  Transfer  Agent  Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the  case  of  the  Conversion  Shares,  prior  to  registration  of  the  Conversion  Shares  under  the  1933

Act  or  the  date  on  which  the  Conversion  Shares  may  be  sold  pursuant  to  Rule  144  without  any restriction  as  to  the  number  of  Securities  as  of  a  particular  date  that  can  then  be  immediately sold),  will  be  given  by  the  Company  to  its  transfer  agent  and  that  the  Securities  shall  otherwise be  freely transferable  on  the  books  and  records  of  the  Company  as  and  to  the  extent  provided  in this  Agreement  and  the  Note;  (ii)  it  will  not  direct  its  transfer  agent  not  to  transfer  or  delay,

impair, and/or hinder its transfer  agent in transferring (or issuing)(electronically or in certificated form)  any  certificate  for  Conversion  Shares  to  be  issued  to  the  Buyer  upon  conversion  of  or otherwise  pursuant  to  the  Note  as  and  when  required  by the  Note  and  this Agreement;  and  (iii)  it will  not  fail  to  remove  (or  directs  its  transfer  agent  not  to  remove  or  impairs,  delays,  and/or hinders its transfer  agent  from removing)  any restrictive legend (or  to withdraw any stop transfer instructions  in  respect  thereof)  on  any  certificate  for  any  Conversion  Shares  issued  to  the  Buyer upon  conversion  of  or  otherwise  pursuant  to  the  Note  as  and  when  required  by the  Note  and  this

Agreement.    Nothing   in   this   Section   shall   affect   in   any   way   the   Buyer’s   obligations   and

agreement  set  forth  in  Section  2(g)  hereof  to  comply  with  all  applicable  prospectus  delivery

requirements,  if  any,  upon  re-sale  of  the  Securities.   If  the  Buyer  provides  the  Company,  at  the

cost  of  the  Buyer,  with  (i)  an  opinion  of  counsel  in  form,  substance  and  scope  customary  for opinions  in  comparable  transactions,  to  the  effect  that  a  public  sale  or  transfer  of  such  Securities may be  made  without  registration  under  the  1933  Act  and  such  sale  or  transfer  is  effected  or  (ii)

the  Buyer  provides  reasonable  assurances  that  the  Securities  can  be  sold  pursuant  to  Rule  144,

the  Company  shall  permit  the  transfer,  and,  in  the  case  of  the  Conversion  Shares,  promptly instruct  its  transfer  agent  to  issue  one  or  more  certificates,  free  from  restrictive  legend,  in  such

name  and  in  such  denominations  as  specified  by  the  Buyer.   The  Company  acknowledges  that  a

breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the

intent   and   purpose   of   the   transactions   contemplated   hereby.    Accordingly,   the   Company

acknowledges  that  the  remedy  at  law  for  a  breach  of  its  obligations  under  this  Section  5  may be inadequate  and  agrees,  in  the  event  of  a  breach  or  threatened  breach  by  the  Company  of  the provisions  of  this  Section,  that  the  Buyer  shall  be  entitled,  in  addition  to  all  other  available remedies,  to  an  injunction  restraining  any  breach  and  requiring  immediate  transfer,  without  the necessity of showing economic loss and without any bond or other security being required.

6.

Conditions  to  the  Company’s  Obligation  to  Sell.    The  obligation  of  the

Company  hereunder  to  issue  and  sell  the  Note  to  the  Buyer  at  the  Closing  is  subject  to  the satisfaction,  at  or  before  the  Closing  Date  of  each  of  the  following  conditions  thereto,  provided that  these  conditions  are  for  the  Company’s  sole  benefit  and  may  be  waived  by  the  Company  at any time in its sole discretion:

a.

The  Buyer  shall  have  executed  this  Agreement  and  delivered  the same to the Company.

b.

The  Buyer  shall  have  delivered  the  Purchase  Price  in  accordance with Section 1(b) above.

c.

The  representations  and  warranties  of  the  Buyer  shall  be  true  and correct  in  all  material  respects  as  of  the  date  when  made  and  as  of  the  Closing  Date  as  though made at that time (except for  representations and  warranties that speak  as  of a specific  date), and

the   Buyer   shall   have   performed,   satisfied   and   complied   in   all   material   respects   with   the

covenants,  agreements  and  conditions  required  by  this  Agreement  to  be  performed,  satisfied  or complied with by the Buyer at or prior to the Closing Date.

d.

No   litigation,   statute,   rule,   regulation,   executive   order,   decree,

ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or  governmental  authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having authority  over  the  matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of  the transactions contemplated by this Agreement.

7.

Conditions  to  The  Buyer’s  Obligation  to  Purchase.   The  obligation  of  the

Buyer  hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the

Closing  Date  of  each  of  the  following  conditions,  provided  that  these  conditions  are  for  the

Buyer’s sole benefit and may be waived by the Buyer  at any time in its sole discretion:

a.

The  Company  shall  have  executed  this  Agreement  and  delivered the same to the Buyer.

b.

The  Company  shall  have  delivered  to  the  Buyer  the  duly  executed

Note (in such denominations as the Buyer shall request) in accordance with Section 1(b) above.

c.

The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyer, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

d.

The  representations  and  warranties  of  the  Company  shall  be  true and  correct  in  all  material  respects  as  of  the  date  when  made  and  as  of  the  Closing  Date  as though  made  at  such  time  (except  for  representations  and  warranties  that  speak  as  of  a  specific date) and the Company shall have performed, satisfied and complied in all material respects with the  covenants,  agreements  and  conditions  required  by  this  Agreement  to  be  performed,  satisfied or complied with by the Company at or prior to the Closing Date.  The Buyer shall have received a  certificate  or  certificates,  executed  by  the  chief  executive  officer  of  the  Company,  dated  as  of the  Closing  Date,  to  the  foregoing  effect  and  as  to  such  other  matters  as  may  be  reasonably requested  by  the  Buyer  including,  but  not  limited  to  certificates  with  respect  to  the  Company’s

Certificate   of   Incorporation,   By-laws   and   Board   of   Directors’   resolutions   relating   to   the

transactions contemplated hereby.

e.

No   litigation,   statute,   rule,   regulation,   executive   order,   decree,

ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or  governmental  authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having authority  over  the  matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of  the transactions contemplated by this Agreement.

f.

No  event  shall  have  occurred  which  could  reasonably  be  expected to  have  a  Material  Adverse  Effect  on  the  Company  including  but  not  limited  to  a  change  in  the

1934  Act  reporting status  of  the  Company or  the  failure  of  the  Company to  be  timely in  its  1934

Act reporting obligations.

g.

The Conversion Shares shall have been authorized for quotation on the  OTCBB and  trading  in  the  Common  Stock  on  the  OTCBB shall  not  have  been  suspended  by the SEC or the OTCBB.

h.

The  Buyer  shall  have  received  an  officer’s  certificate  described  in

Section 3(c) above, dated as of the Closing Date.

8.

Governing Law; Miscellaneous.

a.

Governing   Law.     This   Agreement   shall   be   governed   by   and

construed  in  accordance  with  the  laws  of  the  State  of  New  York  without  regard  to  principles  of

conflicts   of   laws.     Any   action   brought   by   either   party   against   the   other   concerning   the

transactions  contemplated  by  this  Agreement  shall  be  brought  only  in  the  state  courts  of  New

York  or  in  the  federal  courts  located  in  the  state  and  county  of  Nassau.    The  parties  to  this

Agreement  hereby  irrevocably  waive  any  objection  to  jurisdiction  and  venue  of  any  action instituted  hereunder  and  shall  not  assert  any  defense  based  on  lack  of  jurisdiction  or  venue  or

based upon forum non  conveniens.   The Company and Buyer  waive trial by jury.   The prevailing

party shall  be  entitled  to  recover  from  the  other  party its  reasonable  attorney's  fees  and  costs.   In

the  event  that  any  provision  of  this  Agreement  or  any  other  agreement  delivered  in  connection herewith  is  invalid  or  unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such provision  shall  be  deemed  inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be

deemed  modified  to  conform  with  such  statute  or  rule  of  law.   Any  such  provision  which  may

prove invalid or unenforceable under any law shall not affect the validity or enforceability of any

other  provision  of  any  agreement.     Each  party  hereby  irrevocably  waives  personal  service  of process and consents to process being served in any suit, action or proceeding in connection with this  Agreement  or  any  other  Transaction  Document  by  mailing  a  copy  thereof  via  registered  or certified  mail  or  overnight  delivery  (with  evidence  of  delivery)  to  such  party  at  the  address  in effect  for  notices  to  it  under  this  Agreement  and  agrees  that  such  service  shall  constitute  good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.

Counterparts.    This  Agreement  may  be  executed  in  one  or  more

counterparts,  each  of  which  shall  be  deemed  an  original  but  all  of  which  shall  constitute  one  and the  same  agreement  and  shall  become  effective  when  counterparts  have  been  signed  by  each party and delivered to the other party.

c.

Headings.   The  headings  of  this  Agreement  are  for  convenience  of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.

Severability.   In  the  event  that  any  provision  of  this  Agreement  is invalid  or  unenforceable  under  any applicable  statute  or  rule  of  law,  then  such  provision  shall  be deemed  inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified  to

conform  with  such  statute  or  rule  of  law.    Any  provision  hereof  which  may  prove  invalid  or

unenforceable  under  any law  shall  not  affect  the  validity or  enforceability of  any other  provision hereof.

e.

Entire   Agreement;   Amendments.

This   Agreement   and   the

instruments  referenced  herein  contain  the  entire  understanding  of  the  parties  with  respect  to  the matters  covered  herein  and  therein  and,  except  as  specifically  set  forth  herein  or  therein,  neither the  Company  nor  the  Buyer  makes  any  representation,  warranty,  covenant  or  undertaking  with

respect  to  such  matters.   No  provision  of  this  Agreement  may  be  waived  or  amended  other  than by an instrument in writing signed by the majority in interest of the Buyer.

f.

Notices.   All  notices,  demands,  requests,  consents,  approvals,  and other  communications  required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise specified  herein,  shall  be  (i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,

return  receipt  requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with charges  prepaid,  or  (iv)  transmitted  by  hand  delivery,  telegram,  or  facsimile,  addressed  as  set forth  below  or  to  such  other  address  as  such  party  shall  have  specified  most  recently  by  written

notice.   Any notice  or  other  communication  required  or  permitted  to  be  given  hereunder  shall  be deemed  effective  (a)  upon  hand  delivery  or  delivery  by  facsimile,  with  accurate  confirmation generated  by  the  transmitting  facsimile  machine,  at  the  address  or  number  designated  below  (if delivered on a business day during normal business hours where such notice is to be received), or the  first  business  day  following  such  delivery  (if  delivered  other  than  on  a  business  day  during normal  business  hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second  business  day

following  the  date  of   mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such

address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall  first  occur.   The  addresses  for

such communications shall be:

If to the Company, to:

TWENTY FOUR/SEVEN VENTURES, INC.

132 W. 11th Avenue

Denver, CO 80204

Attn: ROBERT M. COPLEY, JR., Chief Executive Officer

facsimile: [enter fax number]

With a copy by fax only to (which copy shall not constitute notice):

[enter name of law firm]

Attn: [attorney name]

[enter address line 1]

[enter city, state, zip]

facsimile: [enter fax number]

If to the Buyer:

KBM WORLDWIDE, INC.

80 Cuttermill Road – Suite 410

Great Neck, NY   11021

Attn: Seth Kramer, President

e-mail: info@kwbmlaw.com

With a copy by fax only to (which copy shall not constitute notice):

Naidich Wurman Birnbaum & Maday LLP

Att: Judah A. Eisner, Esq.

Attn: Bernard S. Feldman, Esq.

facsimile: 516-466-3555

e-mail: dyork@nwbmlaw.com

Each party shall provide notice to the other party of any change in address.

g.

Successors  and  Assigns.    This  Agreement  shall  be  binding  upon

and inure to the benefit of the parties and their successors and assigns.   Neither the Company nor

the  Buyer  shall  assign  this  Agreement  or  any  rights  or  obligations  hereunder  without  the  prior

written  consent  of  the  other.   Notwithstanding  the  foregoing,  subject  to  Section 2(f),  the  Buyer may  assign  its  rights  hereunder  to  any  person  that  purchases  Securities  in  a  private  transaction from  the  Buyer  or  to  any  of  its  “affiliates,”  as  that  term  is  defined  under  the  1934  Act,  without the consent of the Company.

h.

Third  Party  Beneficiaries.    This  Agreement  is  intended  for  the

benefit  of  the  parties  hereto  and  their  respective  permitted  successors  and  assigns,  and  is  not  for the benefit of, nor may any provision hereof be enforced by, any other person.

i.

Survival.   The  representations  and  warranties  of  the  Company  and the  agreements  and  covenants  set  forth  in  this  Agreement  shall  survive  the  closing  hereunder

notwithstanding  any  due  diligence  investigation  conducted  by  or  on  behalf  of  the  Buyer.   The

Company  agrees  to  indemnify  and  hold  harmless  the  Buyer  and  all  their  officers,  directors,

employees and agents for loss or damage arising as a result of or related to any breach or alleged breach  by  the  Company  of  any  of  its  representations,  warranties  and  covenants  set  forth  in  this

Agreement  or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.

Publicity.    The  Company,  and  the  Buyer  shall  have  the  right  to review  a  reasonable  period  of  time  before  issuance  of  any  press  releases,  SEC,  OTCBB  or

FINRA  filings,  or  any  other  public  statements  with  respect  to  the  transactions  contemplated hereby;  provided,  however,  that  the  Company shall  be  entitled,  without  the  prior  approval  of  the

Buyer,  to  make  any  press  release  or  SEC,  OTCBB  (or  other  applicable  trading  market)  or

FINRA  filings  with  respect  to  such  transactions  as  is  required  by  applicable  law  and  regulations

(although  the  Buyer  shall  be  consulted  by  the  Company  in  connection  with  any  such  press release  prior  to  its  release  and  shall  be  provided  with  a  copy thereof  and  be  given  an  opportunity to comment thereon).

k.

Further  Assurances.   Each  party  shall  do  and  perform,  or  cause  to

be  done  and  performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such other  agreements,  certificates,  instruments  and  documents,  as  the  other  party  may  reasonably request  in  order  to  carry  out  the  intent  and  accomplish  the  purposes  of  this  Agreement  and  the consummation of the transactions contemplated hereby.

l.

No  Strict  Construction.   The  language  used  in  this  Agreement  will

be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m.

Remedies.   The  Company  acknowledges  that  a  breach  by  it  of  its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose

of  the  transaction  contemplated  hereby.    Accordingly,  the  Company  acknowledges  that  the

remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees,

in   the   event   of   a   breach   or   threatened   breach   by  the   Company  of   the   provisions   of   this

Agreement,  that  the  Buyer  shall  be  entitled,  in  addition  to  all  other  available  remedies  at  law  or in  equity,  and  in  addition  to  the  penalties  assessable  herein,  to  an  injunction  or  injunctions restraining,  preventing  or  curing  any  breach  of  this  Agreement  and  to  enforce  specifically  the terms  and  provisions  hereof,  without  the  necessity  of  showing  economic  loss  and  without  any bond or other security being required.

IN  WITNESS  WHEREOF,  the  undersigned  Buyer  and  the  Company  have  caused  this

Agreement to be duly executed as of the date first above written.

TWENTY FOUR/SEVEN VENTURES, INC.

By:________________________________

ROBERT M. COPLEY, JR.

Chief Executive Officer

KBM WORLDWIDE, INC.

By: _________________________________

Name: Seth Kramer

Title:   President

80 Cuttermill Road – Suite 410

Great Neck, NY  11021

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note:

$53,000.00

Aggregate Purchase Price:

$53,000.00

K-1029(1)  3-27-14

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